December 14, 1995




Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, NW
Stop 1-4
Washington, D.C. 20549-1004

Attention:  Filing Desk

RE:  Thiokol Corporation
     Commission File No. 1-6179
     Current Report on Form 8-K dated December 14, 1995

Ladies/Gentlemen:

This Form 8-K is being filed electronically on EDGAR pursuant to Item 5, Other Events.

Sincerely,

/s/Edwin M. North

Edwin M. North

Enclosures

cc:   New York Stock Exchange (w/manually signed copy of report)
      Chicago Stock Exchange (w/manually signed copy of report)

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   _________


                                   FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     December 14, 1995


                             Thiokol Corporation
    ______________________________________________________________________
            (Exact name of registrant as specified in its charter)


                                  Delaware
    ______________________________________________________________________
               (State or other jurisdiction of incorporation)


         1-6179                                   36-2678716
   ________________________              _______________________________
   Commission File Number               (IRS Employer Identification No.)


      2475 Washington Boulevard, Ogden, Utah               84401-2398
   ______________________________________________________________________
  (Address of principal executive offices)                     (Zip Code)


                                  (801) 629-2000
                          _____________________________
                          Registrant's Telephone Number



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                             ITEM 5 - OTHER EVENTS



News Release                                             December 14, 1995



THIOKOL COMPLETES THE ACQUISITION OF HOWMET CORPORATION


OGDEN, Utah, December 14, 1995 -- Thiokol, and its joint venture partner, Carlyle Group, have finalized the $750 million acquisition of Howmet Corporation, the world's largest manufacturer of investment cast components for gas turbine engines, and the Cercast Group, a major producer of high-quality aluminum alloy investment castings, from Pechiney International, S.A., a multinational French firm.

Thiokol and Carlyle Group, a Washington, D.C., based private merchant bank, will manage the new acquisition through a board of directors, with each having equal representation. Howmet and Cercast will continue to operate with its present management at 30 facilities in North America, Europe and Asia. Current Howmet employment is 8,500 with annual sales of approximately $900 million.

Thiokol Corporation (TKC-NYSE) is a major producer of solid propulsion systems, ordnance and composite products for the space and defense industries, and high- technology, proprietary fastening systems for aerospace and industrial applications.

                            (END NEWS RELEASE)

                                 SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THIOKOL CORPORATION
                                                    (Registrant)


                                               /s/Edwin M. North
Dated: December 14, 1995              By: ________________________________
                                                  Edwin M. North
                                                orporate Secretary